Exhibit 99.1

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 17, 2009, is by and among ENTEGRIS, INC., a Delaware corporation (the “Company”), and POCO GRAPHITE, INC., a Delaware corporation (“Poco”; the Company and Poco, collectively, the “Borrowers” and each, individually, a “Borrower”), EACH OF THE PERSONS IDENTIFIED AS A GUARANTOR ON THE SIGNATURE PAGES HERETO (collectively, the “Guarantors” and each, individually, a “Guarantor”), EACH OF THE PERSONS IDENTIFIED AS A BANK ON THE SIGNATURE PAGES HERETO, and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its separate capacity as administrative agent for itself and all other Banks (in such capacity, the “Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to that certain Amended and Restated Credit Agreement dated as of March 2, 2009 (as amended or modified from time to time, collectively, the “Existing Credit Agreement”) among the Borrowers, the Banks (as defined therein), the Agent, CITIBANK NA, as Syndication Agent (in such capacity, the “Syndication Agent”), and RBS CITIZENS, NATIONAL ASSOCIATION, as successor by merger to Citizens Bank. N.A., as Documentation Agent (in such capacity, the “Documentation Agent”), the Banks have extended commitments to make certain credit facilities available to the Borrowers; and

WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the parties hereby agree as follows:

PART I

DEFINITIONS

SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement, as amended hereby.

“Effective Date” shall have the meaning set forth in Subpart 3.1.

SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

PART II

AMENDMENTS TO EXISTING CREDIT AGREEMENT

SUBPART 2.1. Amendment to Definition of Borrowing Base (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Borrowing Base” set forth in Section 1.1 is amended by deleting clause (c) thereof and replacing it with the following:

(c) with respect to Eligible Fixed Assets, the sum of (i) 100% of the NOLV of Eligible Fixed Assets plus (ii) the Fixed Asset Adjustment Amount as of such date; provided, that, the amount included in the Borrowing Base under this clause (c) shall be reduced immediately upon any sale of Eligible Fixed Assets to reflect the sale of such assets; plus

SUBPART 2.2. Amendment to Definition of Collateral Access Reserve (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Collateral Access Reserve” set forth in Section 1.1 is amended by deleting such definition and replacing it with the following:

“Collateral Access Reserve” means $0.00.

SUBPART 2.3. Amendment to Section 1.1 (Fixed Asset Adjustment Amount Definition). Effective on (and subject to the occurrence of) the Effective Date, Section 1.1 is amended by adding the following new definition of “Fixed Asset Adjustment Amount” in appropriate alphabetical order:

“Fixed Asset Adjustment Amount” means (a) at all times from the Effective Date until (but not including) the last day of the fiscal month ending October 2009, $13,196,985, (b) at all times from (and including) the last day of the fiscal month ending October 2009 until (but not including) the last day of the fiscal month ending January 2010, $9,196,985, (c) at all times from (and including) the last day of the fiscal month ending January 2010 until (but not including) the last day of the fiscal month ending April 2010, $5,196,985, and (d) at all times on and after the last day of the fiscal month ending April 2010, $2,000,000.

SUBPART 2.4. Amendment to Definition of Permitted Debt (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Permitted Debt” set forth in Section 1.1 is amended by deleting such definition and replacing it with the following:

“Permitted Debt” means: (a) Debt of the Obligors in existence on the date of this Agreement and listed in Schedule 6.2, together with refinancings and renewals thereof so long as the maximum available or committed amount of any such refinanced or renewed Debt is not increased in connection therewith; (b) Permitted Purchase Money Debt; (c) Permitted Foreign Subsidiary Debt; (d) FX and Currency Option Obligations, and Rate Hedging Obligations, in each case to the extent arising in the ordinary course of business and not for speculative purposes, (e) Intercompany Loans permitted under Section 6.3, (f) the Loans and other Debt outstanding under this Agreement; (g) other unsecured Debt not exceeding $5,000,000 in the aggregate at any one time outstanding; and (h) Permitted Pureline Seller Debt.

SUBPART 2.5. Amendment to Definition of Permitted Liens (Section 1.1). Effective on (and subject to the occurrence of) the Effective Date, the definition of “Permitted Liens” set forth in Section 1.1 is amended by deleting such definition and replacing it with the following:

“Permitted Liens” means: (a) Liens in existence on the date of this Agreement and listed in Schedule 6.1 (including any subsequent extension or renewal or replacement of such Liens to the extent (i) the related extension or renewal or replacement of the Debt secured thereby is otherwise permitted under this Agreement, (ii) the principal amount secured thereby is not increased above the amount outstanding immediately prior to such extension or renewal, and (iii) the property subject thereto is not increased); (b) Liens for taxes or assessments or other governmental charges to the extent not required to be paid by Section 5.4; (c) materialmen’s, merchants’, carriers’, worker’s, repairer’s, or other like Liens arising in the ordinary course of business to the extent not required to be paid by Section 5.4; (d) pledges or deposits to secure obligations under worker’s compensation laws, unemployment insurance and social security laws, or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases or to secure statutory obligations or surety or appeal bonds, or to secure indemnity, performance or other similar bonds in the ordinary course of business; (e) Permitted

Real Estate Encumbrances; (f) purchase money Liens upon or in property of the Borrowers or any of their Subsidiaries, or Liens existing in such property at the time of the acquisition thereof, provided that no such Lien extends or shall extend to or cover any property of the Borrowers or any of their Subsidiaries other than the property then being acquired and fixed improvements then or thereafter erected thereon; (g) pledges or deposits of Cash or Cash Equivalents of Foreign Subsidiaries, in an aggregate amount not to exceed $1,500,000 at any time, to secure reimbursement, Debt and other obligations of Foreign Subsidiaries; and (h) Permitted Pureline Seller Liens.

SUBPART 2.6. Amendment to Section 1.1 (Pureline Related Definitions). Effective on (and subject to the occurrence of) the Effective Date, Section 1.1 is amended by adding the following new definitions of “Permitted Pureline Seller Debt”, “Permitted Pureline Seller Liens”, “Pureline 2009 Shares”, “Pureline 2010 Shares”, “Pureline Pledge Date”, and “Pureline Seller” in appropriate alphabetical order:

“Permitted Pureline Seller Debt” means Debt owing to the Pureline Seller in connection with the purchase by the Company or any of its Subsidiaries of the Pureline 2009 Shares in accordance with Section 6.3(i), such Debt to be payable in three equal quarterly installments (on or about October 30, 2009, January 29, 2010 and April 30, 2010) and to bear interest at a rate not to exceed 6% per annum.

“Permitted Pureline Seller Liens” means Liens upon or in the Pureline 2009 Shares granted to the Pureline Seller as security for Permitted Pureline Seller Debt; provided, that, (a) no such Lien extends or shall extend to cover any property of the Borrowers or any of their Subsidiaries other than the Pureline 2009 Shares, and (b) no such Lien secures or shall secure any Debt or obligation other than Permitted Pureline Seller Debt.

“Pureline 2009 Shares” has the meaning set forth in Section 6.3(i).

“Pureline 2010 Shares” has the meaning set forth in Section 6.3(i).

“Pureline Pledge Date” means the fifth Business Day following the first to occur of (a) the date on which all Pureline Seller Debt is paid in full, (b) the date on which all Permitted Pureline Seller Liens are released, or (c) the date on which the Pureline 2010 Shares are acquired by the Company or any of its Subsidiaries.

“Pureline Seller” means Mr. Hee Man Lee.

SUBPART 2.7. Amendment to Section 5.12. Effective on (and subject to the occurrence of) the Effective Date, Section 5.12 is amended by deleting such Section and replacing it with the following:

Section 5.12 Capital Expenditures. The Borrowers and their Subsidiaries, on a consolidated basis, will not permit the aggregate amount of their Capital Expenditures, measured on a year-to-date basis as of any date of determination, to exceed (a) $10,000,000 as of any measurement date on or before June 30, 2009, (b) $16,000,000 as of any measurement date on or after July 1, 2009 but on or before December 31, 2009, or (c) $20,000,000 as of any measurement date during any subsequent fiscal year, in each case plus the unused amount from the prior period and minus the amount of any cash investment made in Pureline during such period (including any cash payment on Permitted Pureline Seller Debt).

SUBPART 2.8. Amendment to Section 5.14. Effective on (and subject to the occurrence of) the Effective Date, Section 5.14 is amended by deleting such Section and replacing it with the following:

Section 5.14 Subsidiaries.

(a) Upon the formation or acquisition of any Subsidiary (other than Pureline): (i) if it is a Domestic Subsidiary, the Borrowers will cause such Subsidiary to become a Guarantor and to, concurrent with such formation or acquisition, execute and deliver to the Agent a Guaranty, a Security Agreement, and, to the extent applicable and required by the Agent, each of the items described in Sections 3.1(e) through (j); and (ii) if it is a Foreign Subsidiary, the applicable Borrower or Domestic Subsidiary owning such Foreign Subsidiary will pledge, or will cause any Domestic Subsidiary owning such stock or ownership interests to pledge, 65% of the stock or other ownership interests of such Foreign Subsidiary to the Agent for the benefit of the Banks, pursuant to a Pledge Agreement.

(b) If Pureline becomes a Subsidiary of the Company or any of its Domestic Subsidiaries, then the applicable Borrower or Domestic Subsidiary owning Pureline will pledge, or will cause any Domestic Subsidiary owning such stock or ownership interests to pledge, 65% of the stock or other ownership interests of Pureline to the Agent for the benefit of the Banks, on or before the Pureline Pledge Date, pursuant to a Pledge Agreement.

SUBPART 2.9. Amendment to Section 6.3. Effective on (and subject to the occurrence of) the Effective Date, Section 6.3 is amended by deleting clause (i) thereof and replacing it with the following:

(i) investments in Pureline made (i) between January 1, 2009 and July 31, 2009 in an amount not to exceed $4,500,000 in the aggregate (taking into account all cash investments and the amount of all Permitted Pureline Seller Debt) for the purchase of an additional 30% of the stock or other ownership interests of Pureline (the “Pureline 2009 Shares”), and (ii) between January 1, 2010 and July 31, 2010 in an amount not to exceed $4,500,000 in the aggregate for the purchase of the remaining 30% of the stock or other ownership interests of Pureline (the “Pureline 2010 Shares”); provided, that, (A) in each case, the amount of all such cash investments (including any cash payment on Permitted Pureline Seller Debt) shall be counted against the Capital Expenditures covenant set forth in Section 5.12 for the applicable period and shall not be permitted if the making of such investment would cause the Company to breach such Capital Expenditures covenant, (B) no Default or Event of Default exists at the time of such investment, and (C) the Company complies with all applicable provisions of Section 5.14 in connection therewith; and

SUBPART 2.10. Amendment to Section 6.9. Effective on (and subject to the occurrence of) the Effective Date, Section 6.9 is amended by deleting clause (a) thereof and replacing it with the following:

(a) prohibit the Company or such Subsidiary from granting, or otherwise limit the ability of the Company or such Subsidiary to grant, to the Agent or the Banks any Lien on any assets or properties of the Company or such Subsidiary, except that (i) the documents pertaining to Permitted Purchase Money Debt and Permitted Foreign Subsidiary Debt may prohibit Liens on the assets securing or otherwise related to such Permitted Purchase Money Debt and Permitted Foreign Subsidiary Debt, and (ii) the documents pertaining to Permitted Pureline Seller Debt may prohibit Liens on the Pureline 2009 Shares until the payment in full of the Permitted Pureline Seller Debt; or

SUBPART 2.11. Amendment to Post-Closing Obligations (Schedule 5.20). Effective on (and subject to the occurrence of) the Effective Date, (a) Borrowers shall not be required to comply with the requirement set forth in Schedule 5.20 to deliver Control Agreements (i) with respect to the Company’s Deposit Accounts maintained with ABN AMRO Bank in Korea, Malaysia and Taiwan for the collection of Accounts so long as the Company has arrangements in place at all times for the sweep of all available funds in such Deposit Accounts on a weekly (or more frequent) basis to one or more Deposit Accounts of the Company in the United States that are subject to a Control Agreement, or (ii) with respect to the Company’s Deposit Accounts maintained with Commerz Bank in Germany for the collection of Accounts so long as the aggregate amount of funds in such Deposit Accounts does not exceed the Euro equivalent of $1,000,000, and (b) in the event Borrowers are hereafter required to comply with the requirement to deliver a Control Agreement with respect to any such Deposit Account pursuant to the terms of the foregoing clause (a), Borrowers shall have 90 days after the occurrence of the event or circumstance giving rise to such delivery requirement to comply therewith (which deadline and requirement, in any event, may be extended and waived by Agent to the extent Agent determines that it is not practicable to obtain a Control Agreement with respect to any such Deposit Account).

PART III

CONDITIONS TO EFFECTIVENESS OF PART II

SUBPART 3.1. Effective Date. Part II of this Amendment shall be and become effective as of the date hereof when all of the conditions set forth in this Part III shall have been satisfied (the “Effective Date”) (it being understood and agreed that the remainder of this Amendment shall be effective upon the execution and delivery hereof by the parties hereto).

SUBPART 3.2. Execution of Counterparts of Documents. The Agent shall have received fully executed counterparts of this Amendment, as executed by the Borrowers, the Guarantors and by Banks that constitute the Required Banks (each such Bank that executes and delivers a counterpart to this Amendment prior to the effectiveness of this Amendment, an “Approving Bank”).

SUBPART 3.3. Fees and Expenses. The Borrowers shall have paid (i) all reasonable invoiced fees and expenses (including reasonable attorneys fees and appraisal costs) of the Agent in connection with the Existing Credit Agreement and this Amendment (including without limitation the drafting, reviewing or execution and delivery of this Amendment) and (ii) an amendment fee in an amount equal to $75,000, to be shared on a ratable basis by each of the Approving Banks in accordance with their respective Percentages.

PART IV

MISCELLANEOUS

SUBPART 4.1. No Course of Dealing. The Obligors acknowledge and agree that the execution, delivery and performance of this Amendment shall not create (nor shall the Obligors rely upon the existence of or claim or assert that there exists) any obligation of any of the Agent or the Banks to consider or agree to any other amendment of or waiver or consent with respect to the Amended Credit Agreement or any other instrument or agreement to which the Agent or any Bank is a party, and in the event that the Agent and the Banks subsequently agree to consider any requested amendment, waiver or consent, neither the existence of this Amendment nor any other conduct of the Agent or the Banks related hereto shall be of any force or effect on the Banks’ consideration or decision with respect to any such requested amendment, waiver or consent, and the Banks shall not have any obligation whatsoever to consider or agree to any such amendment, waiver or consent.

SUBPART 4.2. Waiver of Claims. In order to induce Agent and Banks to enter into this Amendment, each Obligor hereby releases, remises, acquits and forever discharges each Bank and the Agent and each of their respective employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Amendment, the Amended Credit Agreement or the other Loan Documents (collectively, the “Released Matters”). Each Obligor hereby acknowledges that the agreements in this Subpart 4.2 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each Obligor hereby represents and warrants to each Bank and the Agent that it has not purported to transfer, assign or otherwise convey any right, title or interest of any Obligor in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

SUBPART 4.3. Acknowledgments and Stipulations. In order to induce Agent and Banks to enter into this Amendment, each Borrower acknowledges, stipulates and agrees that (a) all of the Obligations are absolutely due and owing by Borrowers to Agent and Banks without any defense, deduction, offset or counterclaim (and, to the extent any Borrower had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived by such Borrower); (b) the Loan Documents executed by each Obligor are legal, valid and binding obligations of such Obligor enforceable against such Obligor in accordance with their respective terms; (c) the Liens granted by each Obligor to Agent in the Collateral are valid and duly perfected Liens, subject only to Permitted Liens; (d) each of the recitals contained at the beginning of this Amendment is true and correct; and (e) prior to executing this Agreement, each Obligor consulted with and had the benefit of advice of legal counsel of their own selection and has relied upon the advice of such counsel, and in no part upon the representation of Agent, any Bank or any counsel to Agent or any Bank concerning the legal effects of this Agreement or any provision hereof.

SUBPART 4.4. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

SUBPART 4.5. References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Existing Credit Agreement (including without limitation the Schedules thereto) to the “Agreement”, and all references in the other Loan Documents to the “Credit Agreement”, shall be deemed to refer to the Amended Credit Agreement.

SUBPART 4.6. Representations and Warranties of the Obligors. Each Obligor hereby represents and warrants that (a) the representations and warranties contained in the Existing Credit Agreement and the other Loan Documents (after giving effect to the amendments contained herein) are correct in all material respects on and as of the date hereof as though made on and as of such date and (b) no Default or Event of Default exists on and as of the date hereof. Without limitation of the preceding sentence, each Obligor hereby expressly reaffirms the validity, effectiveness and enforceability of each Loan Document to which it is a party (in each case, as the same may be modified by the terms of this Amendment).

SUBPART 4.7. Counterparts. This Amendment may be executed in any number of counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. THIS AMENDMENT SUPPLEMENTS, AND FORMS A PART OF, THE EXISTING CREDIT AGREEMENT, BUT (FOR THE AVOIDANCE OF DOUBT) THE PARTIES HERETO IN ANY EVENT SPECIFICALLY AGREE (WITHOUT LIMITATION OF THE FIRST PART OF THIS SENTENCE) THAT THE PROVISIONS OF SECTION 9.7 OF THE EXISTING CREDIT AGREEMENT APPLY TO THIS AMENDMENT, MUTATIS MUTANDIS.

SUBPART 4.8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ENTEGRIS, INC.

By:	/s/ Gregory B. Graves
Title:	Executive Vice President and Chief Financial Officer

POCO GRAPHITE, INC.

By:	/s/ Gregory B. Graves
Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ENTEGRIS PACIFIC LTD., as a Guarantor

By:	/s/ Gregory B. Graves
Title:	Treasurer

ENTEGRIS LOGISTICS, INC., as a Guarantor

By:	/s/ Gregory B. Graves
Title:	Vice President

ENTEGRIS MATERIALS, INC., as a Guarantor

By:	/s/ Gregory B. Graves
Title:	Vice President

ENTEGRIS NETHERLANDS, INC., as a Guarantor

By:	/s/ Gregory B. Graves
Title:	Treasurer

ENTEGRIS SPECIALTY MATERIALS, LLC (f/k/a Poco Graphite Holdings, LLC), as a Guarantor

By:	/s/ Gregory B. Graves
Title:	Executive Vice President

POCO GRAPHITE INTERNATIONAL, INC., as a Guarantor

By:	/s/ Gregory B. Graves
Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Bank and as Agent

By:	/s/ Troy Jefferson
Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CITIBANK NA, as a Bank

By:	/s/ Humberto M. Salomon
Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

RBS CITIZENS, NATIONAL ASSOCIATION, as successor by merger to Citizens Bank, N.A., as a Bank

By:	/s/ Peter Coates
Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Bank

By:	/s/ Victor Pierzchalski
Title:	Authorized Signatory

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/ Geraldine King
Title:	Geraldine King
Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

NATIONAL CITY BANK, as a Bank

By:	/s/ Derek R. Cook
Title:	Senior Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By:	/s/ Ziad W. Amra
Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMERICA BANK, as a Bank

By:	/s/ Timothy O’Rourke
Title:	Vice President

[Signature Page to First Amendment to Amended and Restated Credit Agreement]